Exhibit 99.2 Confidential October 2021 1 Lender PresentationExhibit 99.2 Confidential October 2021 1 Lender Presentation

Disclaimer Confidential Information This Presentation, the information contained herein and the materials accompanying it (collectively, this “Presentation”) is for informational purposes only and is being delivered to you for the sole purpose of your consideration and evaluation of a potential transaction involving AppLovin. This Presentation does not purport to contain all of the information that may be required to evaluate a potential transaction and you should seek your own legal, accounting and other relevant professional advice. Acceptance of this Presentation further constitutes your acknowledgement and agreement that none of AppLovin and their respective subsidiaries, affiliates, directors, officers, employees, shareholders, partners, members, controlling persons, agents or advisers (collectively, their respective “Representatives”) (i) makes any express or implied representation or warranty as to the accuracy or completeness of the information contained herein or (ii) shall have any liability to the recipient, its affiliates, or their respective representatives relating to or arising from the information contained herein or any omissions from such information, or any other written or oral communication transmitted to any interested party in the course of its evaluation of the Companies or a potential transaction. Forward-Looking Information This Presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “expect,” “plan,” “going to,” “intend,” “target,” “project,” “believe,” “estimate,” “potential,” or “continue,” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, priorities, plans, or intentions. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. The forward-looking statements in this presentation are based on information available to us as of the date hereof, and we disclaim any obligation to update any forward-looking statements, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Forward-looking statements in this presentation include, but are not limited to, statements regarding AppLovin’s plans to raise a new term loan; our expected timing for the transaction; our intended use of proceeds; our proposed acquisition of the MoPub business; the integration of MoPub into the AppLovin platform; the impact of the transaction on our business and platform including the expected increases in AppLovin’s revenue and costs; the impact of the transaction for our customers; our expected future capital raising activities and our expected net debt/EBITDA ratio; and our expectations regarding future product performance including the improved monetization of ad inventory, improved ROI for mobile advertisers and improved relevance of advertising. Our expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties, including changes in our plans or assumptions, that could cause actual results to differ materially from those projected. These risks include our inability to complete the term loan financing or MoPub transaction, our inability to integrate MoPub, and the competitive mobile app ecosystem. The forward-looking statements contained in this presentation are also subject to other risks and uncertainties, including those more fully described in our Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2021. Except as required by law, AppLovin Corporation does not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures This Presentation contains a discussion of certain non-GAAP measures not calculated in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures are presented for supplemental information purposes only and should not be considered a substitute for financial information presented in accordance with GAAP. Reconciliations between GAAP and these non-GAAP measures are included in the appendix to this Presentation. We have not provided the forward-looking GAAP equivalent for our Net Debt/EBITDA guidance as a result of the uncertainty regarding, and the potential variability of, certain reconciling items such as stock-based compensation expense, which makes a reconciliation to the corresponding GAAP measure unavailable without unreasonable effort. 2

APPLOVIN Adam Foroughi Chief Executive Officer APPLOVIN Herald Chen President & Chief Financial Officer 3 3 Confidential | Lender PresentationAPPLOVIN Adam Foroughi Chief Executive Officer APPLOVIN Herald Chen President & Chief Financial Officer 3 3 Confidential | Lender Presentation

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AppLovin Overview

- High growth mobile marketing software company with a powerful ML-based set of integrated solutions
- First-party content includes 200+ mobile gaming apps
- Large and growing TAM (over $180b)[1]
- LTM 2Q21 revenue of $2,164m (+97% Y/Y)
- LTM Adjusted EBITDA (SEC) of $537m (+91% Y/Y) and LTM Capex of $2.8m
- Market cap of $33b[2] with $761m net debt as of 2Q21
- Announced the strategic acquisition of MoPub for $1.05b to close likely in 2022E
- Founder-led company based in Palo Alto with 19 offices around the globe


Revenue and Adjusted EBITDA Growth
Revenue
Adjusted EBITDA
($ millions)
2018 to 2021 CAGR
+77% Revenue
+39% Adjusted EBITDA
$483
$256
$994
$301
$1,451
$345
$2,675
$690
2018
2019
2020
2021 Guidance 3

Adjusted EBITDA is a non-GAAP measure. Amounts above exclude certain items which are adjusted for debt compliance purposes. Refer to Appendix for additional details.

[1] Based on data from IDC, total market opportunity of $189 billion in 2020.
[2] Market capitalization as of 10/12/21, stock price of $87.75.
[3] Midpoint of revenue and Adjusted EBITDA guidance as provided 1Q21.

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Financial snapshot $2.16B +97% $537M 25% LTM 2Q21: (1) REVENUE Y/Y ADJUSTED EBITDA ADJUSTED EBITDA (1) GROWTH MARGIN 2021 Guidance: $2.67B +84% $690M 26% (1) (from 1Q21) REVENUE Y/Y ADJUSTED EBITDA ADJUSTED EBITDA (1) GROWTH MARGIN (MID-POINT) (MID-POINT) 1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the reconciliation from GAAP to non-GAAP measures contained in the Appendix 55 Confidential | Lender PresentationFinancial snapshot $2.16B +97% $537M 25% LTM 2Q21: (1) REVENUE Y/Y ADJUSTED EBITDA ADJUSTED EBITDA (1) GROWTH MARGIN 2021 Guidance: $2.67B +84% $690M 26% (1) (from 1Q21) REVENUE Y/Y ADJUSTED EBITDA ADJUSTED EBITDA (1) GROWTH MARGIN (MID-POINT) (MID-POINT) 1) Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP measures. Please see the reconciliation from GAAP to non-GAAP measures contained in the Appendix 55 Confidential | Lender Presentation

Strong growth across the business in 2Q21

Revenue
($ millions)



+123% Y/Y
+97% Organic
$299
$669
2Q20
2Q21

Net Income (Loss)
($ millions)



($22)
$14
2Q20
2Q21

Adjusted EBITDA
($ millions)



+202% Y/Y
+27% Margin
$61
$184
2Q20
2Q21

- Organic growth represents revenue from existing Apps owned at the end of the prior period and newly developed Apps from existing Owned and Partner Studios owned at the end of the prior period; Organic growth also excludes contribution from Adjust
- Adjusted EBITDA is a non-GAAP measure. Please see reconciliation from GAAP to non-GAAP measure in the Appendix

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APPLOVIN

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Strong growth across the business in 2Q21 Business Software Platform Revenue Apps Revenue ($ millions) ($ millions) +102% Y/Y +256% Y/Y SPECs $523 160 600 Consumer Apps $146 140 Business Apps 500 120 400 $88 100 $258 80 366 300 60 $41 200 40 193 100 20 115 0 0 2Q20 1Q21 2Q21 2Q20 2Q21 SPEC: Software Platform Enterprise Clients are third-party business clients from whom we have collected greater than $31,250 of revenue in the three months to a given date, equating to an annual run-rate of $125,000 in revenue. 7 7 Confidential | Lender PresentationStrong growth across the business in 2Q21 Business Software Platform Revenue Apps Revenue ($ millions) ($ millions) +102% Y/Y +256% Y/Y SPECs $523 160 600 Consumer Apps $146 140 Business Apps 500 120 400 $88 100 $258 80 366 300 60 $41 200 40 193 100 20 115 0 0 2Q20 1Q21 2Q21 2Q20 2Q21 SPEC: Software Platform Enterprise Clients are third-party business clients from whom we have collected greater than $31,250 of revenue in the three months to a given date, equating to an annual run-rate of $125,000 in revenue. 7 7 Confidential | Lender Presentation

Our Software Solutions

Our leading marketing software is built on our AXON ML-engine which provides developers a powerful set of solutions to grow their mobile apps

Targeting $1b of software revenue in 2022E

AXON



GROW	MONETIZE	DRIVE RESULTS	MEASURE
AppDiscovery	MAX	SPARK LABS	ADJUST
Enable more users to discover your app	Supercharge revenue from your mobile apps	Jumpstart results with top-performing creatives	Measure your marketing campaigns

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APPLOVIN

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Our First Party Content ~3K 11 16 200+ CONTENT APPS IN THE TOP 200 GLOBAL MOBILE DEVELOPERS GROSSING GAMES, US STUDIOS APPS 2Q21 9 9 9 Confidential | Lender Presentation

Summary of AppLovin's Acquisition of MoPub

Overview	• Definitive agreement to acquire Twitter's MoPub business for $1.05 billion in cash • Highly strategic and accretive to AppLovin's fast growing software platform
MoPub Business Summary	• Founded in 2010 and acquired by Twitter in 2013 • Provides advertising solutions for buyers and sellers to transact on mobile ads • RTB exchange integrates with +130 DSPs; Connects partners with +1.5 billion devices • MoPub generated ~$188 million in revenue in 2020 with solid growth in 2021 YTD
Financial Impact (subject to timing of close)	• Expect incremental annual software revenue run-rate of approximately $240-$260 million per year based on 4Q22E ○ Expect incremental annual cost run-rate of approximately $35-$45 million resulting in a high incremental contribution to cash flow • Software revenue from MoPub acquisition would be incremental to our previous estimated outlook for Software revenue of $1 billion in 2022E
Timing	• Transaction expected to close in 2022, subject to regulatory approvals • AppLovin and Twitter to support MoPub customers during a transition period post-close
Funding	• AppLovin ended 2Q21 with $1.2 billion in cash with access to a $600 million undrawn revolver • Expect to opportunistically access debt markets to raise an additional $1.5 billion ○ Pro forma leverage with additional debt expected to be less than 2x net debt/EBITDA for 2022E

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Strategic Rationale

The strategic combination of MoPub's business with AppLovin's software platform enhances the growth potential of the mobile app ecosystem and is highly accretive to AppLovin's growth and cash flow

Accelerate Shift To In-App Bidding

- Increases transparency of pricing and data
- Improves efficiency by increasing access for buyers and sellers

Improve ROI For Advertisers

- Access to more publishers at market-efficient pricing
- Extends our combined platform to include MoPub's supply of 45K apps reaching +1.5 billion addressable users

Grow Revenue for Publishers

- Adding MoPub's +130 demand partners to access our combined monetization platform
- More demand and first-price real-time auctions increase competition for inventory

Strategic and Accretive to AppLovin

- Greatly enhances our platform's competitive position in a large, rapidly-growing market
- Highly accretive to the growth of our software revenue and cash flow

Confidential | Lender Presentation

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Experienced Leadership Strong partner for success MANAGEMENT TEAM Adam Foroughi Herald Chen Elena Arutunian Basil Shikin Katie Jansen Victoria Valenzuela CEO & Co-Founder President & CFO CAO CTO CMO CLO & Corp. Secretary Chair/Board Member Board Member BOARD OF DIRECTORS Eduardo Vivas Cathy Sun Craig Billings Margo Georgiadis Ted Oberwager Asha Sharma KKR RBMedia Curated KKR Goldman Aristocrat Ancestry Mattel Instacart Facebook Fanduel Microsoft LinkedIn Internet Brands Wynn Resorts Zen McDonalds Google 12 12 Confidential | Lender PresentationExperienced Leadership Strong partner for success MANAGEMENT TEAM Adam Foroughi Herald Chen Elena Arutunian Basil Shikin Katie Jansen Victoria Valenzuela CEO & Co-Founder President & CFO CAO CTO CMO CLO & Corp. Secretary Chair/Board Member Board Member BOARD OF DIRECTORS Eduardo Vivas Cathy Sun Craig Billings Margo Georgiadis Ted Oberwager Asha Sharma KKR RBMedia Curated KKR Goldman Aristocrat Ancestry Mattel Instacart Facebook Fanduel Microsoft LinkedIn Internet Brands Wynn Resorts Zen McDonalds Google 12 12 Confidential | Lender Presentation

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APPLOVIN

Steady Credit Track Record

Attractive credit profile through growth, diversification and free cash flow.

Last Twelve Months Ended

($ in millions)		2019	2020	2021	2021 PF[4]
		Q4	Q4	Q2	Q2
Term Loan / Revolver		$1,209	$1,644	$1,785	$3,285
Other Debt[1]		$27	$128	$159	$159
Total Debt		**$1,236**	**$1,772**	**$1,944**	**$3,444**
Less: Cash[2]		$396	$317	$1,184	$1,625
Net Debt		**$840**	**$1,455**	**$761**	**$1,820**
LTM Pro Forma EBITDA[3]		$319	$471	$594	$804
Term Loan / Revolver	Total Leverage	3.8x	3.5x	3.0x	4.1x
	Net Leverage	**2.5x**	**2.8x**	**1.0x**	**2.1x**
Total Debt	Total Leverage	3.9x	3.8x	3.3x	4.3x
	Net Leverage	**2.6x**	**3.1x**	**1.3x**	**2.3x**

(1) Includes operating lease obligations (facilities, IT and office equipment), license obligations and related-party debt.
(2) Q2 Pro Forma reflects increase in cash associated with debt funding of $1,500m net of MoPub acquisition closing payment of $1,050m and $9m in estimated fees.
(3) LTM EBITDA represents adjusted results including pro forma acquisitions as of each respective period.
(4) Reflects pro forma for acquisition of MoPub.

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APPLOVIN

Sources & Uses / Transaction Summary

($ in millions)

Sources of Funds	$	%
New 7-year Term Loan B	$1,500	100.0%
TOTAL	**$1,500**	**100.0%**

Uses of Funds	$	%
MoPub Acquisition Payment	$1,050	70.0%
Cash to Balance Sheet	$441	29.4%
Estimated Fees & Expenses	$9	0.6%
TOTAL	**$1,500**	**100.0%**

($ in millions)

Pro Forma Capitalization	As of 2Q21	Est. Adj.	Pro Forma 2Q21
Term Loan B	$1,785	-	$1,785
New 7-year Term Loan B		$1,500	$1,500
Other Debt	$159	-	$159
TOTAL Debt	**$1,944**		**$3,444**
Cash & Cash Equivalents	$1,184	$441[1]	$1,625
Net Debt	**$760**		**$1,820**

	As of 2Q21	Est. Adj.	Pro Forma LTM 2Q21
PF Adj. EBITDA	**$594**	**$210**	**$804**
Credit Statistics			
Total Debt / Adj. EBITDA	3.3x		4.3x
Net Debt / Adj. EBITDA	1.3x		2.3x

[1]: 2Q21 Pro forma cash reflects increase in cash associated with debt funding of $1,500m net of MoPub acquisition closing payment of $1,050m to occur in 2022 and $9m in estimated fees.

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High-growth platform company in a large and growing TAM Leading ML-based technology and mission critical software Scaled find ancial profile with high growth and strong adjusted EBITDA margins and free cash flow Strong organic growth complemented with investment opportunities Founder-led team driving innovation and a winning culture 15 15 Confidential | Lender PresentationHigh-growth platform company in a large and growing TAM Leading ML-based technology and mission critical software Scaled find ancial profile with high growth and strong adjusted EBITDA margins and free cash flow Strong organic growth complemented with investment opportunities Founder-led team driving innovation and a winning culture 15 15 Confidential | Lender Presentation

Summary Terms – Senior Secured Credit Facility BORROWER AppLovin Corporation (the “Borrower”) GUARANTORS Each existing and future direct or indirect material wholly-owned U.S. restricted subsidiary of the Borrower SECURITY First Lien on all assets and capital stock of the Borrower and Guarantors FACILITIES $1,500 million non-fungible Term Loan B INDICATIVE PRICING L + 300 - 325 bps, 50 bps floor @ 99.50 OID MATURITY October 2028 ACCORDION Same as the existing facility AMORTIZATION Same as the existing facility (1.0% per annum) MANDATORY PREPAYMENTS Same as the existing facility FINANCIAL COVENANTS Same as the existing facility NEGATIVE COVENANTS Same as the existing facility 1 16 6 Confidential | Lender PresentationSummary Terms – Senior Secured Credit Facility BORROWER AppLovin Corporation (the “Borrower”) GUARANTORS Each existing and future direct or indirect material wholly-owned U.S. restricted subsidiary of the Borrower SECURITY First Lien on all assets and capital stock of the Borrower and Guarantors FACILITIES $1,500 million non-fungible Term Loan B INDICATIVE PRICING L + 300 - 325 bps, 50 bps floor @ 99.50 OID MATURITY October 2028 ACCORDION Same as the existing facility AMORTIZATION Same as the existing facility (1.0% per annum) MANDATORY PREPAYMENTS Same as the existing facility FINANCIAL COVENANTS Same as the existing facility NEGATIVE COVENANTS Same as the existing facility 1 16 6 Confidential | Lender Presentation

October 2021 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 d 31 Key transaction dates th October 14 Lender Call st October 21 Commitments Due Shortly thereafter Close and Fund 17 17 Confidential | Lender PresentationOctober 2021 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 d 31 Key transaction dates th October 14 Lender Call st October 21 Commitments Due Shortly thereafter Close and Fund 17 17 Confidential | Lender Presentation

Q&A 18 18 Confidential | Lender PresentationQ&A 18 18 Confidential | Lender Presentation

Adjusted EBITDA reconciliation (1) ($ in millions) FY 2018 FY 2019 FY 2020 LTM 2Q21 2Q20 2Q21 Revenue 483.4 994.1 1,451.1 2,164.3 299.3 668.8 Net income/(loss) (260.0) 119.0 (125.9) (105.1 (21.7) 14.4 Interest expense and loss on settlement of debt 484.6 74.0 77.9 94.5 18.8 19.0 Other (income) expense, net (1.9) (5.8) (6.2) 8.6 (3.4) 1.7 Provision for (benefit from) income tax 19.7 7.2 (9.8) 15.1 (0.7) - Amortization, depreciation and write-offs 16.1 92.8 255.0 367.2 51.4 107.2 Non-operating foreign exchange losses - - 1.2 0.1 - - Stock-based compensation 5.5 10.2 62.4 113.3 5.0 29.4 Acquisition-related expense and transaction bonus 2.4 3.8 7.9 15.6 3.6 12.1 Loss (gain) on extinguishments of acquisition related contingent consideration (10.8) - 74.8 74.8 - - Change in the fair value of contingent consideration - - 0.4 0.4 - - Lease modification and abandonment of leasehold improvements - - 7.9 - 7.9 - Total adjustments 515.6 182.2 471.4 642.1 82.6 169.4 Adjusted EBITDA 255.6 301.2 345.5 537.0 60.9 183.7 (2) Deferred Revenue Change & Write-down 1.0 6.8 35.5 15.6 15.5 (3.1) (3) Additional foreign exchange losses (gains) - - 0.8 0.5 0.2 (0.1) Pro forma M&A Adjustments 140.0 136.9 89.5 41.2 27.8 2.8 Pro forma M&A - MoPub - - - 210.0 - - Pro Forma Adjusted EBITDA – Debt Compliance 396.6 444.9 471.3 804.2 104.4 183.3 (1) Totals may not foot due to rounding. (2) Impact of change in Deferred Revenue balance caused by deferred recognition of upfront purchases of in-app items such as large coin packages and acquisition-related write-down of deferred revenue. (3) Represents operational foreign exchange losses and gains. (4) EBITDA contribution for the pre-acquisition period of previous mergers & acquisitions as though we had owned / partnered with these companies for the full period presented. 19 19 Confidential | Lender PresentationAdjusted EBITDA reconciliation (1) ($ in millions) FY 2018 FY 2019 FY 2020 LTM 2Q21 2Q20 2Q21 Revenue 483.4 994.1 1,451.1 2,164.3 299.3 668.8 Net income/(loss) (260.0) 119.0 (125.9) (105.1 (21.7) 14.4 Interest expense and loss on settlement of debt 484.6 74.0 77.9 94.5 18.8 19.0 Other (income) expense, net (1.9) (5.8) (6.2) 8.6 (3.4) 1.7 Provision for (benefit from) income tax 19.7 7.2 (9.8) 15.1 (0.7) - Amortization, depreciation and write-offs 16.1 92.8 255.0 367.2 51.4 107.2 Non-operating foreign exchange losses - - 1.2 0.1 - - Stock-based compensation 5.5 10.2 62.4 113.3 5.0 29.4 Acquisition-related expense and transaction bonus 2.4 3.8 7.9 15.6 3.6 12.1 Loss (gain) on extinguishments of acquisition related contingent consideration (10.8) - 74.8 74.8 - - Change in the fair value of contingent consideration - - 0.4 0.4 - - Lease modification and abandonment of leasehold improvements - - 7.9 - 7.9 - Total adjustments 515.6 182.2 471.4 642.1 82.6 169.4 Adjusted EBITDA 255.6 301.2 345.5 537.0 60.9 183.7 (2) Deferred Revenue Change & Write-down 1.0 6.8 35.5 15.6 15.5 (3.1) (3) Additional foreign exchange losses (gains) - - 0.8 0.5 0.2 (0.1) Pro forma M&A Adjustments 140.0 136.9 89.5 41.2 27.8 2.8 Pro forma M&A - MoPub - - - 210.0 - - Pro Forma Adjusted EBITDA – Debt Compliance 396.6 444.9 471.3 804.2 104.4 183.3 (1) Totals may not foot due to rounding. (2) Impact of change in Deferred Revenue balance caused by deferred recognition of upfront purchases of in-app items such as large coin packages and acquisition-related write-down of deferred revenue. (3) Represents operational foreign exchange losses and gains. (4) EBITDA contribution for the pre-acquisition period of previous mergers & acquisitions as though we had owned / partnered with these companies for the full period presented. 19 19 Confidential | Lender Presentation